UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


January 28, 1999                                              0-14871
(Date of earliest report)                            (Commission File Number)
-------------------------                            ------------------------




                             ML MEDIA PARTNERS, L.P.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



           New York                                        13-3321085
--------------------------------------------------------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)





World Financial Center, South Tower, New York, New York              10080-6114
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

                                 (212) 236-6577
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if change since last report)

Item 2.  Acquisition or Disposition of Assets.

Wincom
------

     On January 28, 1999, ML Media Partners, L.P. (the "Partnership") consummated the previously reported sale to Chancellor Media Corporation of Los Angeles, ("Chancellor") of the stock of Wincom Broadcasting Corporation ("Wincom"), pursuant to the Stock Purchase Agreement (the "Agreement") dated August 11, 1998. Wincom owns all of the outstanding stock of Win Communications, Inc. ("WIN"), which owns and operates radio station WQAL-FM, serving Cleveland, Ohio (the "Station").

     The base purchase price for the Station was $51,250,000, which was reduced by an adjustment of approximately $1.6 million representing the apportionment of current assets and liabilities as of the closing date, as provided for in the Agreement.

     Pursuant to the Agreement, the Partnership deposited $2.5 million into an Indemnity Escrow Account against which Chancellor may make indemnification claims for a period of up to two years after the closing; $1.5 million, less any claims previously asserted, will be released on December 31, 1999. In addition, the Partnership intends to hold a portion of the purchase price in reserve to pay (or to reserve for payment of) wind-down expenses, sale-related expenses and other debts and obligations of the Partnership, including deferred reimbursable expenses owed to the General Partner. Approximately $2.0 million was used to repay in full the Wincom-WEBE-WICC Loan (the "Loan") and pursuant to the terms of the Loan, an initial amount of approximately $7.3 million was paid to Chase Manhattan Bank, formerly known as Chemical Bank, pursuant to its 15% residual interest in the net sales proceeds.

     A distribution of the net sales proceeds from the sale of the Station will be made to partners of record as of January 28, 1999, in accordance with the terms of the Partnership's Partnership Agreement. It is expected that such distribution of net sales proceeds will be made by the end of the first quarter of 1999. To the extent any amounts reserved or paid into escrow as described above are subsequently released, such amounts will be distributed to partners of record as of the date of such release.

Anaheim
-------

     On January 4, 1999, the Partnership consummated the previously reported sale to Citicasters Co., a subsidiary of Jacor Communications, Inc. ("Citicasters") of substantially all of the assets, other than cash and accounts receivable, used in the operations of the Partnership's radio stations, KORG-AM and KEZY-FM, serving Anaheim, California (the "Anaheim Stations" or "Anaheim"), pursuant to the Asset Purchase Agreement (the "Anaheim Agreement") dated September 14, 1998, as amended.

     The base purchase price for the Anaheim Stations was $30,100,000, subject to certain adjustments for the apportionment of income and liabilities as of the closing date, as provided for in the Anaheim Agreement.

     Pursuant to the Anaheim Agreement, the Partnership deposited $1.0 million into an Indemnity Escrow Account against which Citicasters may make indemnification claims for a period of one year after the closing. In addition, the Partnership intends to hold a portion of the purchase price in reserve to pay (or to reserve for payment of) expenses and liabilities relating to the operations of the Anaheim Stations prior to the sale as well as wind-down expenses, sale-related expenses, contingent obligations of the Anaheim Stations and other debts and obligations of the Partnership, including deferred reimbursable expenses owed to the General Partner.

     A distribution of the net sales proceeds from the sale of the Anaheim Stations will be made to partners of record as of January 4, 1999, in accordance with the terms of the Partnership's Partnership Agreement. It is expected that such distribution of net sales proceeds will be made by the end of the first quarter of 1999. To the extent any amounts reserved or paid into escrow as described above are subsequently released, such amounts will be distributed to partners of record as of the date of such release.

Item 7.(b) Financial Statements and Exhibits-Pro forma financial information.

                             ML MEDIA PARTNERS, L.P.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

     The following unaudited Pro Forma Consolidated Statements of Operations for the year ended December 26, 1997 and for the thirty-nine week period ended September 25, 1998, and the unaudited Consolidated Balance Sheet as of September 25, 1998 give effect to the sale of Wincom and Anaheim, as described in Item 2 herein, as if such transactions had occurred as of (i) December 28, 1996 (the first day of fiscal year 1997) for the Pro Forma Consolidated Statements of Operations and (ii) September 25, 1998 for the Pro Forma Consolidated Balance Sheet. The Pro Forma Consolidated Statements of Operations do not reflect the pro forma gain as of September 25, 1998 of approximately $42.1 million on the sale of Wincom's stock and the gain of approximately $18.8 million on the sale of substantially all of the assets other than cash and accounts receivable, used in the operations of the Anaheim Stations. In addition, the Pro Forma Consolidated Statements of Operations reflect no interest earned on the sales proceeds. The Pro Forma Consolidated Balance Sheet does not reflect the amount of a distribution or other application (including to pay deferred expenses owed to the General Partner) of the remaining proceeds from the sales which will be made in accordance with the Partnership's Partnership Agreement.

     The Pro Forma Consolidated Financial Statements are based on historical financial information of the Partnership for the periods referred to above. Pro Forma adjustments are described in the accompanying notes. The Pro Forma
Consolidated Financial Statements should be read in conjunction with the historical financial statements, the notes thereto and the discussion of these transactions included elsewhere in this filing.

     The Pro Forma Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions occurred as of the beginning of the respective periods referred to above, nor do they purport to indicate the results of future operations of the Partnership. In the General Partner's opinion, all adjustments necessary to present fairly such Pro Forma Consolidated Financial Statements have been made.

                             ML MEDIA PARTNERS, L.P.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 25, 1998
                                   (UNAUDITED)

                                                        Wincom              Anaheim
                                                       Pro Forma            Pro Forma
                                    Historical        Adjustments          Adjustments             Pro Forma    (3)
                                  -------------      -------------         -------------          -------------

ASSETS:
Cash and cash
 equivalents                      $ 109,650,993      $ 39,891,290  1a      $ 29,100,000 2a       $ 176,149,146
                                                       (2,007,864) 1b
                                                         (485,273) 1b
Investments held by
 escrow agents                          362,520         2,500,000  1a         1,000,000 2a           3,862,520
Accounts Receivable,
 net                                  5,913,130              -                    -                  5,913,130
Prepaid expenses and
 deferred charges, net                  396,974              -                    -                    396,974
Property plant and
 equipment, net                      25,039,445              -                    -                 25,039,445
Intangible assets, net               17,229,671              -                    -                 17,229,671
Assets held for sale                  9,627,783         (310,683)  1c        (9,317,100) 2b             -
Other assets                            232,203              -                    -                    232,203
                                  -------------     ------------           ------------          -------------
TOTAL ASSETS                      $ 168,452,719     $ 39,587,470           $ 20,782,900          $ 228,823,089
                                  =============     ============           ============          =============
LIABILITIES AND
 PARTNERS' CAPITAL:
Liabilities:
Borrowings                        $  52,493,137     $ (2,007,864)  1b      $      -              $  50,000,000
                                                        (485,273)  1b
Accounts payable and
 accrued liabilities                 23,829,131              -                2,000,000  2a         25,829,131
Subscriber advance
 payments                             1,521,152              -                      -                1,521,152
                                  -------------     ------------           ------------          -------------
Total Liabilities                    77,843,420       (2,493,137)             2,000,000             77,350,283
                                  -------------     ------------           ------------          -------------
Partners' Capital:
   General Partner:
   Capital
    contributions, net
    of offering expenses              1,708,299              -                      -                1,708,299
Cumulative cash
   distributions                     (1,357,734)             -                      -               (1,357,734)
Cumulative income                       618,446          420,806  1a            187,829  2a          1,227,081
                                  -------------     ------------           ------------          -------------
                                        969,011          420,806                187,829              1,577,646
                                  -------------     ------------           ------------          -------------
(Continued on following page.)


                             ML MEDIA PARTNERS, L.P.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 25, 1998
                                   (UNAUDITED)
                                   (continued)

                                                        Wincom                Anaheim
                                                       Pro Forma             Pro Forma
                                    Historical        Adjustments           Adjustments             Pro Forma    (3)
                                  -------------      -------------         -------------          -------------

Limited Partners:
Capital contributions,
 net of offering
 expenses(187,994
 Units of Limited
 Partnership Interest)             169,121,150                -                     -               169,121,150

Tax allowance cash
 distribution                       (6,291,459)               -                     -                (6,291,459)
Cumulative cash
 distributions                    (134,415,710)               -                     -              (134,415,710)
Cumulative income                   61,226,307         41,659,801  1a        18,595,071  2a         121,481,179
                                --------------      -------------         -------------           -------------
                                    89,640,288         41,659,801            18,595,071             149,895,160
                                --------------      -------------         -------------           -------------
Total Partners'
 Capital                            90,609,299         42,080,607            18,782,900             151,472,806
                                --------------      -------------         -------------           -------------
TOTAL LIABILITIES AND
 PARTNERS' CAPITAL              $  168,452,719      $  39,587,470         $  20,782,900           $ 228,823,089
                                ==============      =============         =============           =============



See Notes to Pro Forma Consolidated Financial Statements
(Unaudited).


                             ML MEDIA PARTNERS, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
            FOR THE THIRTY-NINE WEEK PERIOD ENDED SEPTEMBER 25, 1998
                                   (UNAUDITED)

                                                        Wincom                Anaheim
                                                       Pro Forma             Pro Forma
                                    Historical        Adjustments           Adjustments             Pro Forma
                                  -------------      -------------         -------------          -------------

REVENUES:
 Operating revenues              $  41,040,559      $ (5,182,388) 1c       $ (2,937,525) 2b       $ 32,920,646
 Interest                            2,167,112              -                      -                 2,167,112
 Gain on sale of C-ML
  Radio                              2,765,607              -                      -                 2,765,607
                                 -------------      ------------           ------------           ------------

Total revenues                      45,973,278        (5,182,388)            (2,937,525)            37,853,365
                                 -------------      ------------           ------------           ------------

COSTS AND EXPENSES:
 Property operating                13,727,244         (2,318,786) 1c         (1,409,360) 2b          9,999,098
 General and
  administrative                   10,031,828           (883,567) 1c           (947,725) 2b          8,200,536
 Depreciation and
  amortization                      5,520,799            (57,354) 1c           (264,702) 2b          5,198,743
   Interest expense                 3,812,481           (273,393) 1c               -                 3,539,088
   Management fees                    908,753            (52,720) 1c            (28,388) 2b            827,645
                                -------------       ------------           ------------           ------------

Total costs and
 expenses                          34,001,105         (3,585,820)            (2,650,175)            27,765,110
                                -------------       ------------           ------------           ------------

NET INCOME                      $  11,972,173       $ (1,596,568)          $   (287,350)          $ 10,088,255
                                =============       ============           ============           ============

PER UNIT OF LIMITED
PARTNERSHIP INTEREST:

NET INCOME                      $      63.05                                                      $      53.13
                                ============                                                      ============

NUMBER OF UNITS                      187,994
                                ============                                                           187,994
                                                                                                  ============

See Notes to Pro Forma Consolidated Financial Statements
(Unaudited).


                             ML MEDIA PARTNERS, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 26, 1997
                                   (UNAUDITED)

                                                        Wincom                Anaheim
                                                       Pro Forma             Pro Forma
                                    Historical        Adjustments           Adjustments             Pro Forma
                                  -------------      -------------         -------------          -------------
REVENUES:

 Operating revenues              $  53,223,983       $ (6,995,768) 1c      $ (3,950,833) 2b       $  42,277,382
 Interest                            3,352,983               -                     -                  3,352,983
 Gain on sale of WREX                2,005,498               -                     -                  2,005,498
 Gain on sale of KATC                1,697,227               -                     -                  1,697,227
                                --------------       ------------          ------------           -------------

Total revenues                      60,279,691         (6,995,768)           (3,950,833)             49,333,090
                                --------------       ------------          ------------           -------------

COSTS AND EXPENSES:
 Property operating                 19,201,288         (3,107,266) 1c        (1,856,714) 2b          14,237,308
 General and
  administrative                     7,858,645         (1,199,356) 1c        (1,273,523) 2b           5,385,766
 Depreciation and
  amortization                       7,457,623           (105,027) 1c          (472,483) 2b           6,880,113
 Interest expense                    5,082,776           (405,893) 1c              -                  4,676,883
 Management fees                     1,211,671            (70,294) 1c           (37,850) 2b           1,103,527
                                --------------       ------------          ------------           -------------

Total costs and
 expenses                           40,812,003         (4,887,836)           (3,640,570)             32,283,597
                                --------------       ------------          ------------           -------------

NET INCOME                      $   19,467,688       $ (2,107,932)         $   (310,263)          $  17,049,493
                                ==============       ============          ============           =============

PER UNIT OF LIMITED
 PARTNERSHIP INTEREST:


NET INCOME                      $      102.52                                                     $       89.78
                                =============                                                     =============

NUMBER OF UNITS                       187,994                                                           187,994
                                =============                                                     =============

See Notes to Pro Forma Consolidated Financial Statements
(Unaudited).


                             ML MEDIA PARTNERS, L.P.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

     The Pro Forma adjustments reflect the sale of stock of Wincom and the sale of substantially all of the assets, other than cash and accounts receivable, used in the operations of Anaheim. The Pro Forma Consolidated Financial Statements reflect the above transactions as if they had occurred at the end of the period for purposes of the Pro Forma Consolidated Balance Sheet dated September 25, 1998 and the beginning of the fiscal year 1997 for the Pro Forma Consolidated Statements of Operations for the thirty-nine week period ended September 25, 1998 and the year ended December 26, 1997.

     The pro forma adjustments for the above transactions are codified as indicated and are as follows:

Wincom.
-------

     (1a) To reflect the sales proceeds of approximately $51.3 million reduced by: i) an adjustment representing the apportionment of current assets and liabilities as of the closing date of approximately $1.6 million; ii) the initial payment of approximately $7.3 million to Chase Manhattan Bank, formerly known as Chemical Bank, pursuant to its 15% residual interest in the net sales proceeds; and iii) the deposit of $2.5 million into an Indemnity Escrow Account. The Partnership received net sales proceeds of approximately $39.9 million before the repayment of debt described in note 1b below. In addition, the Partnership intends to hold a portion of the purchase price in reserve to pay (or reserve for payment of) wind-down expenses, sale-related expenses and other debts and obligations of the Partnership, including deferred reimbursable expenses owed to the General Partner. For pro forma purposes as of September 25, 1998 the book value of Wincom's stock was approximately $311,000, thus, the Partnership recognized a pro forma gain for financial reporting purposes of approximately $42.1 million.

     (1b) To reflect the payment of approximately $2.0 million used to repay in full the Wincom-WEBE-WICC Loan from sales proceeds. In addition, approximately $485,000 represents Wincom-WEBE-WICC Loan payments made during the fourth quarter of 1998.

     (1c) To reflect the elimination of Wincom's operations and the disposal of assets held for sale of Wincom. In addition, to reflect the reduction of interest expense on the Wincom-WEBE-WICC Loan and management fees to the General Partner as a result of the sale.


Anaheim.
--------

     (2a) To reflect the sales proceeds of approximately $30.1 million reduced by the deposit of $1.0 million into an Indemnity Escrow Account. The Partnership received net sales proceeds of approximately $29.1 million. In addition, the Partnership intends to hold a portion of the purchase price in reserve to pay (or reserve for payments of) expenses and liabilities relating to the operations of the Anaheim Stations prior to the sale as well as wind-down expenses, sale-related expenses, contingent obligations of the Anaheim Stations and other debts and obligations of the Partnership, including deferred reimbursable expenses owed to the General Partner. For pro forma purposes as of September 25, 1998 the book value of substantially all of the assets, other than cash and accounts receivable, used in the operations of Anaheim was approximately $9.3 million, thus, the Partnership recognized a pro forma gain for financial reporting purposes of approximately $18.8 million.

     (2b) To reflect the elimination of Anaheim's operations and the disposal of assets held for sale of Anaheim. In addition, to reflect the reduction of management fees to the General Partner as a result of the sale.

     Other.

     (3) The Pro Forma Financial Statements do not reflect the amount of a distribution or amounts to be paid for wind-down expenses, sale related expenses, contingent obligations of the Anaheim Stations and other debts and obligations of the Partnership, including all or a portion of deferred expenses owed to the General Partners from the remaining proceeds.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ML MEDIA PARTNERS,  L.P.

                                             BY:      Media Management Partners,
                                                      General Partner

                                             BY:      RP Media Management,
                                                      General Partner

                                             BY:      IMP Media Management Inc.


                                             BY:      /s/Elizabeth McNey Yates
                                                      ------------------------
                                                      Elizabeth McNey Yates
                                                      Vice President

Dated: February 12, 1999